UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]	Filed by a party other than the Registrant [ ]
Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

EVANSTON ALTERNATIVE OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EVANSTON ALTERNATIVE OPPORTUNITIES FUND
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201
December [_], 2023

Dear Shareholder:

The enclosed Proxy Statement contains information about the following proposals (each, a “Proposal”, and collectively, the “Proposals”) for approval by the shareholders of Evanston Alternative Opportunities Fund (the “Fund”) at a special meeting of shareholders to be held on Thursday, March 14, 2024: (1) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and North Square Investments, LLC (“NSI”); (2) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between NSI and Evanston Capital Management, LLC (“ECM”), the current investment adviser to the Fund, with respect to the Fund; (3) the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee of the Fund, who are the current members of the Board of Trustees of the North Square Investments Trust (each a “Proposed Trustee” and, together, the “Proposed Trustees”; also referred to as the “NSI Board”).

The Proposals are contemplated by an agreement (“Transition Agreement”) by and among ECM, NSI and the Fund which, in turn, contemplates NSI becoming the investment adviser to the Fund, ECM becoming the investment sub-adviser to the Fund and the Proposed Trustees replacing the current Trustees to the Fund, in each instance, subject to shareholder approval (the “Proposed Transition”). The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposals to be approved.

ECM currently serves as the investment adviser to the Fund under an investment advisory agreement between the Fund and ECM (the “Current Advisory Agreement”). The Board of Trustees of the Fund (the “Board”) has determined that it would be in the best interests of the Fund and its shareholders if NSI were to become the investment adviser to the Fund, with ECM continuing to provide portfolio management services to the Fund as the Fund’s sub-adviser. The Board has also determined that it would be in the best interests of the Fund and its shareholders if the Proposed Trustees replaced the current Trustees. The Board believes these changes in the current operational and governance structure of the Fund would enable the Fund to achieve potential cost savings and other benefits, including shared governance with the NSI Board. It would also enable the Fund to be marketed together with other registered investment funds advised by NSI, with the potential for enhanced growth for the Fund.
As described in greater detail in the enclosed Proxy Statement, consummation of the Proposed Transition is contingent upon the New Advisory Agreement, New Sub-Advisory Agreement and election of all of the Proposed Trustees each being approved by shareholders of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), to be approved, the New Advisory Agreement, New Sub-Advisory Agreement and election of the Proposed Trustees must be approved at a meeting of the shareholders as required under the 1940 Act. The New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement, including the advisory fee rate. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. NSI has also agreed to continue the expense limitation agreement agreed to by ECM which is currently in effect, and extend it until January 1, 2026. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition. The New Sub-Advisory Agreement contemplates that ECM, as the Fund’s sub-adviser under the oversight of NSI, will continue to provide the same portfolio management services it provides to the Fund under the Current Advisory Agreement.
The enclosed Proxy Statement contains additional information regarding each Proposal.
The Board voted unanimously to approve each of the Proposals. The Board believes that the Proposals are in the best interests of the Fund and its shareholders. The Board recommends that you vote in favor of the Proposals to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as Trustees.
The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the special meeting of shareholders scheduled for March 14, 2024. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on Wednesday, March 13, 2024.
Thank you for your continued support.

Sincerely,

/s/ Kenneth A. Meister
Kenneth A. Meister, President and Principal Executive Officer

EVANSTON ALTERNATIVE OPPORTUNITIES FUND
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 14, 2024

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Evanston Alternative Opportunities Fund (the “Fund”) will be held at the Fund’s principal office located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201 on Thursday, March 14, 2024 at 10:00 AM, Central Time, or at any adjournment(s) or postponement(s) thereof, to approve the following proposals:

(1)	A new investment advisory agreement between the Fund and North Square Investments, LLC;
(2)	A new investment sub-advisory agreement between North Square Investments, LLC and Evanston Capital Management, LLC, (the Fund’s current investment adviser) with respect to the Fund; and
(3)	the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 14, 2024:
The Notice of Special Meeting of Shareholders and Proxy Statement to Shareholders are available at www.proxyvote.com.
If you would like additional information concerning the proposals described above, please call Ken Meister (President and Chief Operating Officer) or Tracey Balderson (Senior Vice President – Investor Administration) of Evanston Capital Management, LLC Monday through Friday between 8:30 a.m. and 5:00 p.m. (Central Time) at 833-877-0116.

By Order of the Board of Trustees

Dated: December [_], 2023	/s/ Kenneth A. Meister
Kenneth A. Meister
President and Principal Executive Officer
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT, THE NEW INVESTMENT SUB-ADVISORY AGREEMENT AND THE ELECTION OF EACH OF DAVID B. BOON, DONALD J. HERREMA, CATHERINE A. ZAHARIS AND IAN MARTIN AS TRUSTEES OF THE FUND.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW

MANY SHARES YOU OWN. BY VOTING PROMPTLY, YOU CAN HELP AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

JOINT PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 14, 2024

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, the following provides a summary of the Proposals submitted for your approval.

Q.	What are shareholders being asked to vote “FOR” at the upcoming Special Meeting of Shareholders on March 14, 2024 (the “Meeting”)?

A.
At the Meeting, shareholders of the Evanston Alternative Opportunities Fund (the “Fund”) will be voting on proposals (each, a “Proposal,” and collectively, the “Proposals”) to approve:

(1)  A new investment advisory agreement (the “New Advisory Agreement”) between the Fund and North Square Investments, LLC (“NSI”);
(2)  A new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between NSI and Evanston Capital Management, LLC (“ECM”) (the Fund’s current  investment adviser), with respect to the Fund; and
(3)  The election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a trustee of the Fund, who are the current members of the Board of Trustees of the North Square Investments Trust (each a “Proposed Trustee” and collectively the “Proposed Trustees”; also referred to as the “NSI Board”).

Q.	Has the Board of Trustees of the Fund approved the Proposals?

A.
An in-person meeting was held on December 14, 2023, which was called for the purpose of approving the New Advisory Agreement, the New Sub-Advisory Agreement and approving the nomination of each of Mr. Boon, Mr. Herrema, Ms. Zaharis, and Mr. Martin for election as a Trustee. The Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved (1) the New Advisory Agreement for the Fund, (2) the New Sub-Advisory Agreement with respect to the Fund, and (3) the nomination of the Proposed Trustees for election as Trustees of the Fund.

Q.	Will my fees increase if the Proposals are approved?

A.
NO. THERE ARE NO PROPOSED FEE INCREASES. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. NSI has also agreed to continue the expense limitation agreement agreed to by ECM which is currently in effect, and extend it until January 1, 2026. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition.

Q.	Why, and for what reasons, are shareholders being asked to vote on the Proposals?

Proposal 1 and Proposal 2

A.
ECM currently serves as the investment adviser to the Fund under an investment advisory agreement between the Fund and ECM (the “Current Advisory Agreement”). The Board has determined that it would be in the best interests of the Fund and its shareholders if NSI were to become the investment adviser to the Fund, with ECM continuing to provide portfolio management services to the Fund as the Fund’s sub-adviser. The Board has also determined that it would be in the best interests of the Fund and its shareholders if the Proposed Trustees replaced the Current Trustees. The Board believes these changes in the current operational and governance structure of the Fund would enable the Fund to achieve potential cost savings and other benefits, including shared governance with the NSI Board. It would also enable the Fund to be marketed together with other registered investment funds advised by NSI, with the potential for enhanced growth for the Fund.

The Proposals are contemplated by an agreement (“Transition Agreement”) by and among ECM, NSI and the Fund which, in turn, contemplates NSI becoming the investment adviser to the Fund, ECM becoming the investment sub-adviser to the Fund and the Proposed Trustees replacing the current Trustees to the Fund, in each instance, subject to shareholder approval (the “Proposed Transition”). The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposals to be approved.

If all Proposals are approved, the Current Advisory Agreement will be terminated and replaced by the New Advisory Agreement and the New Sub-Advisory Agreement, both of which will become effective upon consummation of the Proposed Transition.

The 1940 Act prohibits any person from serving as an investment adviser, or investment sub-adviser, of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement.

Proposal 3

A.
The Board believes that Mr. Boon, Mr. Herrema, Ms. Zaharis, and Mr. Martin are each well qualified for service on the Board due to their extensive knowledge of financial matters and investments, and substantial experience in serving as directors, officers and advisers to other registered investment companies, including the funds of the North Square Investment Trust.

If all Proposals are approved, the resignations of the Current Trustees would then become effective, and the Current Trustees will be replaced by the Proposed Trustees. Mr. Boon, Mr. Herrema, and Ms. Zaharis would serve as Independent Trustees, and Mr. Martin would serve as a Trustee who is an “interested person” (as that term is defined under the 1940 Act) (“Interested Trustee”). Mr. Martin would be an Interested Trustee by virtue of his position with Ultimus Financial Services, the administrator, transfer agent and fund accountant that is expected to be engaged by the Fund if the Proposed Transition is consummated. The Board has approved the nomination of each of the Proposed Trustees. Accordingly, shareholders of the Fund are being asked to approve the election of the Proposed Trustees as Trustees of the Fund.

Q.	What happens if all Proposals are not approved?

A.
The consummation of the Proposed Transition is contingent on all Proposals being approved by shareholders of the Fund. If the Proposed Transition is not consummated: (1) the Current Advisory Agreement would not be terminated and would remain in effect; (2) the New Advisory Agreement and New Sub-Advisory Agreement would not become effective; and (3) the Current Trustees would not resign, and the Proposed Trustees would not become Trustees of the Fund. Approval of each Proposal is contingent upon the approval of all the Proposals presented at the Meeting.  Shareholders are NOT being asked to approve the Proposed Transition.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR all three Proposals.

Q.	How will the approval of the Proposals affect shareholders of the Fund?

A.
The Fund’s investment objective and investment strategies will not change as a result of the approval of the New Advisory Agreement, the New Sub-Advisory Agreement or the election of the Proposed Trustees. You will still own the same shares in the same Fund. Approval of the Proposals will not result in personnel changes to the Fund’s portfolio management team. ECM and its portfolio management team, as sub-adviser, will continue to be responsible for implementing the Fund’s investment strategies through its provision of portfolio management services. NSI will serve as the Fund’s investment adviser and provide advisory and administrative services to the Fund, including oversight of the sub-adviser.

The approval of the Proposals will not increase the advisory fee rate paid by the Fund and are not anticipated to increase the Fund’s operating expense ratios. In addition, the approval of the Proposals will not result in any change in the level of expense reimbursement that is currently provided by the investment adviser with respect to the Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by NSI and ECM. The election of the Proposed Trustees will result in a new set of members of the Board who will be responsible for overseeing the operations of the Fund.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.
No. The New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement, including the advisory fee rate. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. NSI has also agreed to continue the expense limitation agreement agreed to by ECM which is currently in effect, and extend it until January 1, 2026. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition. In addition, the New Advisory Agreement also provides for certain additional non-advisory administrative-related services to be provided by NSI, which are not expressly provided for under the Current Advisory Agreement.

More information comparing the Current Advisory Agreement and the New Advisory Agreement can be found under Proposal 1 – Comparison of the Current Advisory Agreement and the New Advisory Agreement.

Q.	How do I vote?

A.
You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on Wednesday, March 13, 2024.

* * * *

Introduction
This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Meeting to be held at the Fund’s principal office located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201 on Thursday, March 14, 2024 at 10:00 AM, Central Time, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Fund on or about [______] [_], 2024. Shareholders of all classes of shares of the Fund will vote jointly on each Proposal of the Fund.
At the Meeting, shareholders of the Fund will be asked to vote on each of the Proposals to approve (1) the New Advisory Agreement between the Fund and NSI; (2) the New Sub-Advisory Agreement between NSI and ECM, with respect to the Fund; and (3) the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee of the Fund. The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Voting Information
Record Date; Shareholders Entitled to Vote
The Board has fixed the close of business on January 2, 2024 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The Fund offers two classes of shares: Class A Shares and Class I Shares. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) was [___] and [___] for Class A and Class I, respectively, which in each case equals the number of votes to which each such class is entitled.

Solicitation of Proxies
This solicitation of proxies is being made by and on behalf of the Fund. The cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by ECM and NSI. ECM and NSI have retained Broadridge Financial Solutions (“Broadridge”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. ECM and NSI collectively, and not the Fund, will bear all costs related to the Proposed Transition and this Proxy Statement. This includes Broadridge’s fees, which are estimated to be approximately $10,000, and include the costs of typesetting, filing, printing, and mailing the proxy materials. ECM and NSI will also bear any legal expenses to prepare the proxy materials and other miscellaneous related expenses.
While solicitation will be primarily by mail, certain officers and representatives of the Fund, officers, employees or agents of ECM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.
Revocation of Proxies
Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Fund or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment; Required Vote
The presence at the Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Fund constitutes a quorum for the Meeting. Thus, the Meeting can only take place if one-third or more of the Outstanding Shares of the Fund is present in person or represented by proxies.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes in favor of the Proposals are not received, the Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Meeting will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR each Proposal. Abstentions will be treated as votes present at the Meeting and therefore will be included for purposes of determining whether a quorum is present. However, abstentions will not be treated as votes cast at such Meeting. Abstentions, therefore, will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval. In contrast, broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as votes present at the Meeting and will not be treated as votes cast at such Meeting.  Broker “non-votes”, therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.
With respect to Proposal 1 and Proposal 2, the affirmative vote of a “majority of the outstanding voting securities” of the Fund present, in person or by proxy, and voting at the Meeting is required to approve the New Advisory Agreement and the New Sub-Advisory Agreement. A “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.
With respect to Proposal 3, the affirmative vote of a plurality of votes cast at the Meeting is required for the approval of the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee, as long as a quorum is present at the Meeting. A nominee achieves a plurality by receiving the highest number of favorable votes cast for an open directorship position, even if they do not receive a majority of the votes cast. When a nominee runs unopposed and receives any votes, other votes to withhold and votes against have no effect on the outcome of the election.
Consummation of the Proposed Transition is contingent upon approval of all the Proposals being received. If the Proposed Transition is not consummated, the Current Advisory Agreement would not be terminated and would remain in effect, the New Advisory Agreement and the New Sub-Advisory Agreement would not become effective, the Current Trustees would not resign and the Proposed Trustees would not become Trustees of the Fund. Approval of each Proposal is contingent upon the approval of all the Proposals presented at the Meeting. Shareholders are NOT being asked to approve the Proposed Transition.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT, AND
PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

General Information

ECM currently serves as the investment adviser to the Fund under the Current Advisory Agreement dated May 11, 2020, as amended from time to time. The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its shareholders if NSI were to become the investment adviser to the Fund, with ECM continuing to provide portfolio management services to the Fund as the Fund’s sub-adviser. The Board has also determined that it would be in the best interests of the Fund and its shareholders if the Proposed Trustees replaced the Current Trustees. The Board believes these changes in the current operational and governance structure of the Fund would enable the Fund to achieve potential cost savings and other benefits, including shared governance with the NSI Board. It would also enable the Fund to be marketed together with the other registered investment funds advised by NSI, with the potential for enhanced growth for the Fund.

The Proposals are contemplated by an agreement (“Transition Agreement”) by and among ECM, NSI and the Fund which, in turn, contemplates NSI becoming the investment adviser to the Fund, ECM becoming the investment sub-adviser to the Fund and the Proposed Trustees replacing the current Trustees to the Fund, in each instance, subject to shareholder approval (the “Proposed Transition”). The Transition Agreement provides that, among other matters, ECM and NSI will use commercially reasonable efforts to cause the Proposals to be approved.

Under Section 15(a) of the 1940 Act, NSI can serve as the investment adviser to the Fund under the New Advisory Agreement, and ECM can serve as the investment sub-adviser to the Fund under the New Sub-Adviser Agreement only if each agreement is approved by the vote of a majority of the outstanding voting securities of the Fund. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement.

The New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement, including the advisory fee rate. The Fund’s investment objectives will not change as a result of the Proposed Transition, and shareholders will still own the same shares in the same Fund. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. NSI has also agreed to continue the expense limitation agreement agreed to by ECM which is currently in effect, and extend it until January 1, 2026. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition. In addition, the New Advisory Agreement also provides for certain additional non-advisory administrative-related services to be provided by NSI, which are not expressly provided for under the Current Advisory Agreement. The New Sub-Advisory Agreement contemplates that ECM, as the Fund’s sub-adviser under the oversight of NSI, will continue to provide the same portfolio management services it provides to the Fund under the Current Advisory Agreement. No changes are expected in the personnel at ECM providing portfolio management services to the Fund. If all Proposals are approved, the New Advisory Agreement and New Sub-Advisory Agreement will each become effective upon consummation of the Proposed Transition.

If the New Advisory Agreement and New Sub-Advisory Agreement are not approved, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. Alternatives the Board may consider include (1) again seeking approval by shareholders of the Fund of the New Advisory Agreement and Sub-Advisory Agreement or seeking approval of different advisory and sub-advisory agreements; (2) continuing to retain ECM as the sole investment adviser for the Fund; and/or (3) the possible liquidation of the Fund.

NSI

NSI, a Delaware limited liability company, together with its affiliates, provides investment advisory services to private funds, separate accounts and investment companies registered under the 1940 Act. NSI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). NSI’s offices are located at 200 West Madison Street, Suite 2610, Chicago, Illinois 60606.

Estancia Managing Directors, LLC is the indirect parent company of NSI and is located at 20865 North 90th Place, Suite 200, Scottsdale, AZ 85255.

NSI is wholly owned by NSI Holdco, LLC. NSI Holdco, LLC, in turn, is wholly owned by CSM NSI Aggregator, LLC which, in turn, is wholly owned by Estancia Capital Partners Fund II, L.P. All voting interests of Estancia Capital Partners Fund II, L.P. are owned by Estancia GP II, L.P. Estancia GP II, L.P. is controlled by Estancia Managing Directors, LLC. All of these entities are located at 20865 North 90th Place, Suite 200, Scottsdale, AZ 85255.

The following chart sets forth the name, address and principal occupation of the principal executive officers and managers of NSI:

Name	Address	Principal Occupation
Mark D. Goodwin	200 West Madison Street, Suite 2610, Chicago, IL 60606	Chief Executive Officer
Alan Molotsky	200 West Madison Street, Suite 2610, Chicago, IL 60606	General Counsel
Bradley Cox	200 West Madison Street, Suite 2610, Chicago, IL 60606	Chief Financial Officer
Phillip Callahan	200 West Madison Street, Suite 2610, Chicago, IL 60606	Head of Distribution and Marketing
David Gaspar	200 West Madison Street, Suite 2610, Chicago, IL 60606	Chief Operations and Information Officer
Ulf Skreppen	200 West Madison Street, Suite 2610, Chicago, IL 60606	Chief Operating Officer and Chief Compliance Officer

ECM

ECM, a Delaware limited liability company, currently serves as the Fund’s investment adviser and is responsible for the day-to-day management of the Fund and for investing the Fund’s assets in various underlying funds in which the Fund invests, subject to policies adopted by the Board. The Board provides broad oversight over the operations and affairs of the Fund. ECM is registered as an investment adviser under the Advisers Act. ECM’s offices are located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.

The following chart sets forth the name, address and principal occupation of the principal executive officers and managers of ECM:

Name	Address	Principal Occupation
Kenneth A. Meister	1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201	President and Chief Operating Officer
Adam Blitz	1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201	Chief Executive Officer and Chief Investment Officer

As described below under Additional Information, Kenneth A. Meister, Brian Lease, Scott Zimmerman and Melanie Lorenzo are all Trustees and/or officers of the Fund and also serve as employees of ECM.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

The Current Advisory Agreement was entered into on May 11, 2020 by and between ECM and the Fund and was approved by the Fund’s shareholders on May 11, 2020. The Current Advisory Agreement was last renewed at an in-person Board meeting held on December 14, 2023 by the Board, including a majority of the Trustees who are not “interested persons” of the Fund, as defined under the 1940 Act (the “Independent Trustees”), for an additional one-year term.

The Current Advisory Agreement and the New Advisory Agreement are each attached hereto as Exhibit A and Exhibit B, respectively. The following is a comparison of the terms of the Current Advisory Agreement and the New Advisory Agreement:

Advisory Services
Under the Current Advisory Agreement, ECM acts as investment adviser to the Fund and supervises investments of the Fund on behalf of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. The Current Advisory Agreement requires that ECM continuously furnish an investment program for the Fund, including managing the investment and reinvestment of the Fund’s assets, determining what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously reviewing, supervising and administering the investment program of the Fund.

The provisions of the New Advisory Agreement relating to services to be provided by NSI contain requirements that are substantially the same to corresponding provisions in the Current Advisory Agreement. In addition, the New Advisory Agreement contemplates that NSI will also provide the following non-advisory administrative-related services, either separately or in coordination with other service providers to the Fund: (i) coordinate and supervise all aspects of the Fund’s operations; (ii) provide office space, equipment, office supplies and other facilities; (iii) coordinate and oversee the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Fund required to be filed under applicable law; (iv) oversee and assist in the preparation of all general or routine shareholder communications; (v) supervise and monitor the pricing process; (vi) arrange, as may be reasonably requested by the Board, for officers and employees of the NSI to serve as Board members, officers, or agents of the Fund; (vii) coordinate, prepare and distribute, as applicable, materials for Board and Board Committee meetings; (viii) oversee and monitor the Fund’s compliance with its policies and procedures and with applicable laws; (ix) administer the Fund’s code of ethics and report to the Board on compliance therewith; (x) assist, as relevant, the Fund in connection with regulatory examinations, inspections or investigations; (xi) monitor, budget, approve and arrange for payment of expenses of the Fund; (xii) monitor Board compliance with personal trading guidelines; (xiii) overseeing the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the SEC as required by the 1940 Act; (xiv) assist the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act; (xv) oversee the maintenance of the Fund’s books and records; (xvi) oversee the administration and implementation of the Fund’s privacy policy; (xvii) implement and maintain a business continuation and disaster recovery program for the Fund; (xviii) arrange for all meetings of shareholders; (xix) maintain and retain all charter documents and filing all documents required to maintain the Fund’s organizational status; (xx) perform due diligence on the Fund’s third-party service providers and negotiate service agreements with those third-parties; and (xxi) provide such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

Advisory Fees and Expense Limitations
Under the Current Advisory Agreement, the Fund pays ECM quarterly in arrears a fee (the “Management Fee”), calculated at the annual rate of 1.00% of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the Management Fee being calculated).

ECM has contractually agreed to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying portfolio funds in which the Fund invests) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class A Shares. In addition, ECM is permitted to recover fees and expenses it has waived or borne pursuant to the expense limitation agreement from the applicable class or classes of Shares (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares (the “Expense Limitation Agreement”). The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which ECM deferred a fee or reimbursed an expense. Any such recovery by ECM will not cause the Fund to exceed the annual limitation rate set forth above or otherwise in effect at the time of recovery.

The provisions of the New Advisory Agreement relating to the advisory fees of NSI are substantially the same as the corresponding provisions of the Current Advisory Agreement. NSI has also agreed to continue the Expense Limitation Agreement agreed to by ECM which is currently in effect, and extend it until January 1, 2026.
Fund Expenses
Under the Current Advisory Agreement ECM is not responsible, except to the extent of the reasonable compensation of the Fund’s employees who are partners, managers, officers, or employees of ECM whose services may be involved, for the following expenses of the Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, administrator, transfer agent, registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among ECM and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing copies of the registration statement (including the prospectus) and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to holders of shares of the Fund, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of shareholders’ meetings; expenses of corporate data processing and related services; shareholder recordkeeping and shareholder account services, fees, and disbursements; expenses relating to investor and public relations; extraordinary expenses such as litigation expenses; and any other expenses reasonably considered an expense of the Fund or otherwise approved by the Fund’s Board as an expense of the Fund.
The provisions of the New Advisory Agreement relating to the expenses to be paid by the Fund are substantially similar to the corresponding provisions of the Current Advisory Agreement. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition.

Liability and Indemnification
The Current Advisory Agreement provides that neither ECM, nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in connection with the provision of services to be rendered under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence by ECM in the performance of its duties or by reason of reckless disregard by ECM of its obligations and duties.

With respect to indemnification, the Current Advisory Agreement provides that the Fund will indemnify ECM and any ECM affiliate, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful.

The provisions of the New Advisory Agreement relating to the liability and indemnification of NSI are substantially the same as the corresponding provisions of the Current Advisory Agreement.
Term and Termination
The Current Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also separately approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Fund’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by ECM.  The Current Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The provisions of the New Advisory Agreement relating to the term and termination of the New Advisory Agreement are substantially the same as the corresponding provisions of the Current Advisory Agreement, other than the initial term of the New Advisory Agreement and New Sub-Advisory Agreement which will be two years given that each such agreement will be approved as new agreements by the Board and the shareholders of the Fund.

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is attached hereto as Exhibit C. The following is a summary of the terms of the New Sub-Advisory Agreement:

Sub-Advisory Services
Under the New Sub-Advisory Agreement, ECM, subject to the oversight of NSI as investment adviser, is being retained to provide investment sub-advisory services with respect to the Fund’s investment portfolio. Such services include: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets; (iii) providing investment research and analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of the Fund’s assets; (v) maintaining books and records required to support the Fund’s investment operations; (vi) making reports and providing information to the Board and NSI concerning the investment portfolio of the Fund as well as changes or developments affecting the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with ECM’s proxy voting policies and procedures. The portfolio management services to be provided by ECM pursuant to the New Sub-Advisory Agreement are substantially the same as the portfolio management services that ECM currently provides as investment adviser to the Fund pursuant to the Current Advisory Agreement.

Expenses
The New Sub-Advisory Agreement provides that ECM will pay for all expenses it incurs in performing its duties under the agreement, other than the cost of securities and other investments made by the Fund (including brokerage commissions and other transaction charges).

Sub-Advisory Fees
The New Sub-Advisory Agreement will not result in any change in the advisory fee rate paid by the Fund. Pursuant to the New Sub-Advisory Agreement, ECM receives, as compensation for all services rendered by ECM, a sub-advisory fee, quarterly in arrears, equal to fifty percent (50%) of the advisory fee payable by the Fund to NSI under the New Advisory Agreement. The sub-advisory fee is payable to ECM by NSI, which receives an advisory fee from the Fund payable quarterly in arrears calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated).

Liability and Indemnification
The Current Advisory Agreement provides that neither ECM, nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in connection with the provision of services to be rendered under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence by ECM in the performance of its duties or by reason of reckless disregard by ECM of its obligations and duties.

With respect to indemnification, the Current Advisory Agreement provides that the Fund will indemnify ECM and any ECM affiliate, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful.

The provisions of the New Sub-Advisory Agreement relating to the liability of ECM are substantially the same as the corresponding provisions of the Current Advisory Agreement. The provisions of the New Sub-Advisory Agreement relating to the indemnification of ECM are substantially the same as the corresponding provisions of the Current Advisory Agreement, except that, as the Fund is not a party under the new Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that NSI will indemnify ECM or any of its Indemnified Persons

Term and Termination
Assuming approval by shareholders, the New Sub-Advisory Agreement will become effective upon consummation of the Proposed Transition and have an initial term of two years. Thereafter, the New Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement may be terminated (i) by the Board, the holders of a majority of the outstanding voting securities of the Fund, or NSI at any time, without the payment of any penalty, upon giving ECM 60 days’ written notice, or (ii) by ECM on 60 days’ written notice to the Fund. The New Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreement also terminates upon the termination of the New Advisory Agreement.

Trustee Actions, Considerations, and Recommendations

At an in-person meeting of the Board held on December 14, 2023, the Trustees, including the Independent Trustees, considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement, each for an initial two year period. The Board was assisted in its review by K&L Gates LLP, the Fund’s outside counsel. Prior to the December Board meeting, the Independent Trustees met telephonically with K&L Gates, LLP to discuss the process and the appropriate factors to consider when determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The Independent Trustees also met with K&L Gates LLP at the December Board meeting in executive session separate from the representatives of NSI and ECM. During such executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by NSI and its counsel at the request of the Fund’s Board (the “NSI Materials”), relating to the New Advisory Agreement and the information and materials that had been furnished by ECM at the request of the Fund’s Board (the “ECM Materials”), relating to the New Sub-Advisory Agreement. At previous Board meetings, the Board also received and considered information related to the Proposed Transition and the qualifications of NSI and ECM.

In voting to approve the New Advisory Agreement, the Board specifically noted that the New Advisory Agreement has terms which are substantially the same as the Current Advisory Agreement, including the advisory fee rate. NSI does not anticipate that overall operating costs borne by shareholders will increase as a result of the Proposed Transition. ECM historically has voluntarily absorbed certain limited expenses on behalf of the Fund, including particular compliance costs, which voluntary practice will not be continued by NSI following the closing of the Proposed Transition. In addition, the New Advisory Agreement also provides for certain additional non-advisory administrative-related services to be provided by NSI, which are not expressly provided for under the Current Advisory Agreement. In voting to approve the New Sub-Advisory Agreement, the Board also specifically noted that the terms of the New Sub-Advisory Agreement relating to the provision of portfolio management services by ECM are substantially the same as the corresponding provisions of the Current Advisory Agreement.

In connection with the Board’s consideration of approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Board noted that all facts and circumstances surrounding the relationships and proposed relationships between the Fund and each of NSI and ECM are appropriate for consideration, but that the most relevant factors generally are the following: (1) the nature, extent, and quality of the services to be provided by NSI; (2) the Fund’s investment performance; (3) a comparative analysis of advisory fees paid by, and the expense ratios of other similar funds; (4) the costs of the services provided and the resulting profits which could be realized by NSI from its relationship with the Fund, including the extent to which NSI could realize economies of scale through growth of Fund assets; (5) whether economies of scale actually achieved or that may potentially be achieved suggest that a contract should contain breakpoints so that shareholders obtain the benefits of such economies of scale; and (6) other sources of revenue and intangible benefits to NSI from its relationship with the Fund.

The information, material facts, and conclusions that formed the basis for the Board’s, including the Independent Trustees, approval of the New Sub-Advisory Agreement included: (1) the nature, extent, and quality of the services to be provided by ECM; (2) the Fund’s investment performance; (3) a comparative analysis of advisory fees paid by, and the expense ratios of other similar funds; (4) the costs of the services provided and the resulting profits which could be realized by ECM from its relationship with the Fund, including the extent to which ECM could realize economies of scale through growth of Fund assets; and (5) other sources of revenue and intangible benefits to ECM from its relationship with the Fund.

A presentation was made by NSI at the December Board meeting regarding the services to be provided by NSI pursuant to the New Advisory Agreement, including, but not limited to, investment advisory services and certain additional non-advisory administrative-related services. ECM also conducted a similar presentation at the December Board meeting regarding the portfolio management services to be provided by ECM pursuant to the New Sub-Advisory Agreement, including, but not limited to, ECM’s selection and review process of the portfolio funds in which the Fund invests. Through these presentations, the NSI Materials, and the ECM Materials, the Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by NSI as investment adviser, and ECM as investment sub-adviser.

The Board reviewed the investment objective and policies of the Fund with NSI and ECM. The Board also reviewed the experience, qualifications, backgrounds, and responsibilities of NSI’s and ECM’s senior investment professionals who would be primarily responsible for the Fund’s management. The Board also considered NSI’s role and experience in supervising sub-advisers and third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board discussed the ability of ECM to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by NSI and ECM that are necessary for the operation of the Fund. The Board considered the benefits that the Fund is anticipated to derive from the resources available to NSI and ECM.

The Board also reviewed with NSI and ECM a presentation of the Fund’s performance as compared to a group of other registered funds of hedge funds that have objectives and strategies that are similar to those of the Fund. Among other things, the Board was provided with performance data versus a peer group of similar registered closed-end funds-of-hedge funds for the fiscal years ended 2019 through 2023, as well as the 5-year return for each peer fund. The Board noted that the Fund, as compared to the peer group, generally outperformed in the long term. The peer group performance was obtained from publicly available sources and measured as of each such peer group fund’s most recent fiscal year end.

In addition, the Board reviewed and considered a chart setting forth the fee structure of other similar registered funds of hedge funds (the “Fee Comparison Chart”). The Board reviewed and discussed the fees and the expense ratio of the Fund, as well as the fees and expense ratios of these other similar funds, as set forth in the Fee Comparison Chart. The Board determined that the proposed management fee for the Fund was within the range of the management fees associated with these similar funds. The Board compared the Fund’s expense ratio to these comparable funds and considered NSI’s willingness to contractually cap certain operating expenses of the Fund. The Board determined that the expense ratio was within range of the expense ratios of similar funds, after taking into account the effects of the current expense waiver. After review, the Board concluded that the expense ratio for the Fund was appropriate.

The Board reviewed information prepared by NSI concerning any profits which may be realized by it with respect to the Fund. The Board noted that NSI is responsible for all salaries and employee benefit expenses of its employees and any of its affiliates involved in the management and conduct of the Fund’s business and affairs and related overhead (including rent and other similar items, but not the Fund’s Chief Compliance Officer). As such, the Fund will not be responsible for these expenses. In evaluating the potential profitability of NSI with respect to the Fund, the Board took into account the expenses to be borne by NSI, NSI’s continuation and extension of the Fund’s expense limitation agreement, NSI’s payment of sub-advisory fees to ECM, and NSI’s resources to be utilized in managing the Fund.

The Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. NSI stated that as the assets of the Fund potentially increase over time, the Fund and its shareholders may realize economies of scale as certain expenses become a smaller percentage of overall assets. However, the Board noted that NSI had not incorporated any breakpoints to reflect the potential for reducing the management fee as assets grow. The Board determined that, because of the Fund’s asset size and the revenues expected to be generated, the Board did not believe breakpoints were appropriate at this time.

The Board also considered the potential for so-called “fall-out” or ancillary benefits to NSI as a result of its relationship with the Fund. Although the Board acknowledged that the Fund will enhance the line of investment products managed by NSI and therefore NSI’s management of the Fund may increase the amount of assets managed and revenue generated by NSI, based on the profits realized by NSI, NSI does not expect to receive any significant indirect benefits from managing the Fund at this time.

The Board also reviewed information prepared by ECM concerning any profits which may be realized by it serving as sub-adviser to the Fund. The Board noted that ECM is responsible for all salaries and employee benefit expenses of its employees and any of its affiliates involved in the management and conduct of the Fund’s business and affairs and related overhead (including rent and other similar items). As such, the Fund will not be responsible for these expenses. In evaluating the potential profitability of ECM with respect to the Fund, the Board took into account the expenses to be borne by ECM, the expense limitation agreement as it applies to ECM, and ECM’s resources to be utilized in managing the Fund. Although the Board acknowledged that the Fund will enhance the line of investment products managed by ECM and therefore ECM’s management of the Fund may increase the amount of assets managed and revenue generated by ECM, based on the profits realized by ECM, ECM does not expect to receive any significant indirect benefits from acting as sub-adviser for the Fund.

Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•
The Board concluded that the nature, extent and quality of the services to be provided by NSI would be adequate and appropriate, noting the benefits of NSI’s investment advisory and non-advisory administrative-related services to be provided.

•
The Board concluded that the Fund’s management fee to be paid to NSI and the potential profitability to NSI from its relationship with Fund were reasonable in light of the considerations discussed above.

•	The Board recognized that, given the Fund’s assets, significant economies would not be realized until the size of the Fund increases.
•
The Board concluded that the nature, extent and quality of the services to be provided by ECM would be adequate and appropriate, noting the benefits of ECM’s portfolio management services to be provided.

•
The Board concluded that the management fee to be paid to ECM by NSI and the potential profitability to ECM from its relationship with Fund were reasonable in light of the considerations discussed above.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approving the New Advisory Agreement and the New Sub-Advisory Agreement, in light of the weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, was in the best interests of the Fund and its shareholders, and the Board approved the New Advisory Agreement and the New Sub-Advisory Agreement.

The consummation of the Proposed Transition is contingent upon approval of all the Proposals being received. If the Proposed Transition is not consummated, the Current Advisory Agreement would not be terminated and would remain in effect, and the New Advisory Agreement and New Sub-Advisory Agreement would not become effective. Approval of each Proposal is contingent upon the approval of all the Proposals presented at the Meeting. Shareholders are NOT being asked to approve the Proposed Transition.
Board Recommendation for Proposal 1 and Proposal 2
The Board, including the Independent Trustees, believes that Proposal 1, to approve the New Advisory Agreement and Proposal 2, to approve the New Sub-Advisory Agreement are in the best interests of the Fund and its shareholders.
The Board unanimously recommends that you vote FOR Proposal 1, to approve the New Advisory Agreement and Proposal 2, to approve the New Sub-Advisory Agreement.

PROPOSAL 3: APPROVAL OF THE ELECTION OF DAVID B. BOON, DONALD J.
HERREMA, CATHERINE A. ZAHARIS AND IAN MARTIN AS TRUSTEES OF THE FUND

General Information

Proposal 3 is one of the Proposals contemplated by the Transition Agreement.  Shareholders of the Fund are being asked to approve the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee. Pertinent information about each is set forth below. None of the Proposed Trustees serve as a Current Trustee. The Current Trustees would resign effective upon the consummation of the Proposed Transition. The Proposed Trustees comprise all of the current members of the Board of Trustees of the North Square Investment Trust.

The Audit Committee, which is comprised solely of the current Independent Trustees of the Fund, conducted a review of the qualifications, experience and background of the Proposed Trustees. While there is no formal list of qualifications, the Audit Committee considered, among other things, whether prospective nominees have distinguished records in their primary careers, integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Fund’s investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Audit Committee also considered whether the prospective nominees’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. The Board further believes that Mr. Boon’s, Mr. Herrema’s, Ms. Zaharis’s, and Mr. Martin’s current positions as trustees of the North Square Investment Trust, an open-end investment company made up of 12 series, which is advised by NSI makes them particularly well suited for service on the Board.

Prospective nominees are evaluated on the basis of their resumes, considered in light of the criteria discussed above. Those prospective nominees that appear likely to be able to fill a significant need of the Board then would be contacted to discuss the position, and if there appeared to be sufficient interest, an in-person meeting with the Fund’s investment adviser would be arranged. A meeting with the Board would be scheduled to provide the Board with an overview of the nominee evaluation process, and for its consideration of the prospective nominee candidate identified by the Fund’s investment adviser and his or her qualifications. The Fund has not paid a fee to third parties to assist in finding nominees.

After conducting a review of the Proposed Trustees based on the process above, the Audit Committee determined that nominating each of Mr. Boon, Mr. Herrema and Ms. Zaharis for election as an Independent Trustee, and Mr. Martin for election as an Interested Trustee of the Fund would be in the best interests of the Fund and its shareholders.

At a meeting held on December 14, 2023, the Board received the recommendation of the Fund’s Audit Committee regarding the nomination of the Proposed Trustees. After discussion and consideration of, among other things, the background of the Proposed Trustees, the Board voted to nominate the Proposed Trustees for election as Trustees, to hold office until resignation or removal.

Mr. Boon, Mr. Herrema, Ms. Zaharis, and Mr. Martin have consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any Proposed Trustee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

Following consummation of the Proposed Transition, it is expected that Mr. Herrema will become the chairman of the Board and Mr. Martin will become the President of the Fund. Given Mr. Herrema’s expected assumption of the role of Board Chairman as an Independent Trustee, there is no need for a separate lead independent trustee.

None of the Proposed Trustees are related to any other Trustee or officer of the Fund, nor is any Current Trustee or Officer related to another Trustee or officer of the Fund. The following tables set forth certain information regarding the Proposed Trustees. The business address of the Proposed Trustees is North Square Investments Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Information Regarding Nominees for Election

Name and Year of Birth	Position(s) with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the ECM Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Nominee	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018).	N/A**	Trustee, North Square Investment Trust (open-end mutual fund) (since 2018).
Donald J. Herrema (1952)	Nominee
Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004).
N/A**
Chairman, North Square Investment Trust (open-end mutual fund) (since 2018); Chairman and Director Emeritus, TD Funds USA (2009 – 2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

Catherine A. Zaharis (1960)	Nominee
Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015 – 2019), Adjunct Lecturer (2010 – 2019), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 –
			N/A**	Trustee, North Square Investment Trust (open-end mutual fund) (since 2018); Director, The Vantage Point Funds (2015-2016).

2013) and Chair (2003 – 2013), University of Iowa Foundation.
Interested Trustee
Ian Martin (1968)*	Nominee	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019 – present); Executive Vice President (1992 – 2019), U.S. Bank Global Fund Services.	N/A**	Trustee, North Square Investment Trust (open-end mutual fund) (since May 2023)
* Mr. Martin would be considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position with the administrator, transfer agent and fund accountant that is expected to be engaged by the Fund if the Proposed Transition is consummated.
**The Proposed Trustees listed in the table above currently oversee 12 series in the NSI Fund Complex.
Trustee Qualifications

The Fund’s Declaration of Trust provides that an individual nominated as a Trustee shall be at least 21 years of age at the time of nomination and not under any legal disability. Trustees need not own shares of the Fund and may succeed themselves in office. The Fund does not have a policy on Trustee attendance at special meetings of shareholders.

The Board believes that the Proposed Trustees have the qualifications, experience, background, skills and standards (“Trustee Attributes”) appropriate to serve as the Fund’s Trustee in light of the Fund’s business and structure. The Proposed Trustees demonstrate a record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. The Proposed Trustees are well qualified for service on the Board due to their familiarity with the business of NSI, knowledge of the financial services matters and investments, and substantial experience serving as directors, officers and advisers to other registered investment companies. Further, the Board believes that Mr. Boon’s, Mr. Herrema’s, Ms. Zaharis’s, and Mr. Martin’s current positions as trustees of the North Square Investment Trust, an open-end investment company made up of 12 series, which is advised by NSI, makes them well suited for service on the Board.

In addition to the information provided in the chart above, below is certain additional information concerning each Proposed Trustee and certain of their Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Nominees for Independent Trustees

Mr. Boon – Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has also been determined by the North Square Investment Trust Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Mr. Herrema – Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of other mutual fund complexes. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.

Ms. Zaharis – Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of mutual fund complexes. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Nominee for Interested Trustee

Mr. Martin – Mr. Martin has over 25 years of executive-level experience in the mutual fund administration industry, including his current position as Executive Vice President, Chief Administrative Officer for Ultimus Fund Solutions, LLC.  Prior to his current role, Mr. Martin served as Executive Vice President for a large bank fund administrator and served as chairman of the board of its sponsored multi-series trust.
Trustee Ownership of Shares

The following table sets forth the dollar range of the Fund’s common shares beneficially owned by each Trustee and Proposed Trustee, and equity securities beneficially owned by each Trustee and Proposed Trustee in other investment companies overseen by the Trustees within the same family of investment companies, as of December 31, 2023.

Name of Trustee or Nominee	Dollar Range of Shares in the Fund as of December 31, 2023(1)	Aggregate Dollar Range of Shares in ECM Fund Complex Overseen by Trustee as of December 31, 2023(1)
Independent Trustee Nominees
David B. Boon	[_]	[_]
Donald J. Herrema	[_]	[_]
Catherine A. Zaharis	[_]	[_]
Nominees who would be “Interested Persons”
Ian Martin	[_]	[_]

(1) The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

As of December 14, 2023, the nominees to serve as Independent Trustees (and their respective immediate family members) did not beneficially own securities of a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with ECM, NSI, or Foreside Fund Services, LLC (the “Distributor”).
Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of ECM. In addition, the Board oversees that processes are in place to ensure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and ECM’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. Following consummation of the Proposed Transition it is expected that Mr. Herrema will become the

Chairman of the Board and Mr. Martin will become the President of the Fund. Given Mr. Herrema’s expected assumption of the role of Chairman of the Board there’s no need for a Lead Independent trustee.

As a registered investment company, the Fund is subject to a number of investment risks (described in the Fund’s Prospectus and Statement of Additional Information), as well as financial and compliance risks. The Fund attempts to mitigate these risks through written policies that are approved and overseen by the Board. ECM conducts the Fund’s operations and the Board administers an oversight function. The Board oversees ECM’s operations and the Fund’s risk management with the assistance of the Board’s Audit Committee. This Committee is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the Chief Compliance Officer (the “CCO”), who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by ECM. In addition, the Chairman of the Board confers with the CCO, the Trustees, ECM and counsel, to discuss risk management issues. During the Fund’s fiscal year ended March 31, 2023, the Board met four times.
Committees

Audit Committee. The Board has an Audit Committee composed of William Adams IV, Robert Moyer and Ingrid Stafford, each an Independent Trustee. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board; and (4) when a vacancy exists or is anticipated, to consider any nominee for Independent Trustee. To carry out such purposes, the Audit Committee has a number of duties and responsibilities, each of which is set forth in the Audit Committee Charter adopted by the Board, a copy of which is attached hereto as Exhibit D. Ms. Stafford is the chairperson of the Audit Committee. The Audit Committee met two times during the most recent fiscal year.

Compensation for the Most Recent Fiscal Year

The Independent Trustees are each paid an annual retainer of $30,000 by the Fund, and Trustees are reimbursed by the Fund for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. Compensation to the Trustees of the Fund during the fiscal year ended March 31, 2023 was $90,000. The officers of the Fund, named below in the section entitled Additional Information, do not receive any compensation from the Fund.

The consummation of the Proposed Transition is contingent upon approval of all the Proposals being received. If the Proposed Transition is not consummated, the Proposed Trustees will not become Trustees of the Fund and the Current Trustees will not resign. Approval of each Proposal is contingent upon the approval of all the Proposals presented at the Meeting. Shareholders are NOT being asked to approve the Proposed Transition.

Board Recommendation for Proposal 3

The Board, including the Independent Trustees, believes that the Proposal to approve the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin as a Trustee of the Fund is in the best interests of the Fund and its shareholders.
The Board unanimously recommends that you vote FOR Proposal 3 to approve the election of each of David B. Boon, Donald J. Herrema, Catherine A. Zaharis and Ian Martin.

ADDITIONAL INFORMATION

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals.
Other Matters to Come Before the Meeting
The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Principal Officers
The officers of the Fund and their length of service are set forth below. The officers of the Fund serve at the pleasure of the Trustees or until their successors are elected. The business address of each officer is c/o Evanston Capital Management, LLC, 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201.

Name and Age(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kenneth A. Meister (55)	Interested Trustee, President and Principal Executive Officer	Since 2013	President (since January 2013) and Chief Operating Officer of Evanston Capital Management, LLC
Brian Lease (38)	Treasurer and Principal Financial Officer	Since 2021

Chief Financial Officer of Evanston Capital Management, LLC (January 2021- Present); Managing Director, Accounting and Finance of Evanston Capital Management, LLC (February 2019 - December 2020); Vice President, Fund Controller of Evanston Capital Management, LLC (May 2015 - January 2019)

Scott Zimmerman (46)	Secretary and Chief Legal Officer	Since 2013	General Counsel of Evanston Capital Management, LLC
Melanie Lorenzo (43)	Chief Compliance Officer	Since 2013	Associate General Counsel and Chief Compliance Officer of Evanston Capital Management, LLC
(1)	As of July 1, 2023.

Principal Underwriter
The Distributor, Foreside Fund Services, LLC, acts as the statutory principal underwriter of the Fund. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with ECM, NSI or any other service provider for the Fund. The Distributor’s offices are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.
Administrator
BNY Mellon Investment Servicing (US) Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, provides certain administrative, fund accounting agency, transfer agency and registrar services to the Fund.

Security Ownership of Certain Beneficial Owners and Management

As of [_] 2023, the persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund are listed below. The following record owners of the Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class

To the knowledge of the Fund, as of [____], 2023, (i) no Current Trustee of the Fund or nominee, and no “named executive officer” of the Fund (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of the Fund, and (ii) all Trustees, nominees and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of each class of the Fund.
Affiliated Brokerage
During the fiscal year ended March 31, 2023 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, ECM, NSI, the Fund’s administrator or the Fund’s distributor.
Other Payments to Affiliates
During the fiscal year ended March 31, 2023 (the most recent fiscal year for which such information is available), the Fund made no material payments to ECM, NSI, or any affiliated person of ECM or NSI, for services provided to the Fund other than for services provided pursuant to the Current Advisory Agreement (in the case of ECM).

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2023 for filing with the SEC. As mentioned above, the Audit Committee is composed of Mr. Moyer, Mr. Adams, and Ms. Stafford, each an Independent Trustee.
Auditors, Audit Fees, Tax Fees and All Other Fees

Auditors. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, IL 60606-4301, serves as the independent registered public accounting firm of the Fund. Deloitte & Touche LLP is not expected to be present at the Meeting, but will be given the opportunity to make a statement if they desire to do so and will be available by telephone should any matter arise requiring their presence.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,000 for 2023 and $40,000 for 2022.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under Audit Fees above are $2,500 for 2023 and $2,500 for 2022. This represents the cost of the consent of the independent registered public accounting firm for the registration statement.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than audit, audit-related, and tax services are $0 for 2023 and $0 for 2022.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Policy”). This Policy describes how the Audit Committee oversees the services the independent registered public accounting firm (“Auditor”) provides to the Fund, and the pre-approval of the Auditor’s audit, audit-related, and non-audit services to assure that such services do not impair the Auditor’s independence.

The Policy states that the Audit Committee may either generally pre-approve, or require specific pre-approval of, audit and non-audit services. The Fund’s annual audit services engagement scope and terms require the Audit Committee’s specific pre-approval, and audit services performed thereafter require general pre-approval. Audit-related services, as well as tax services that do not impair the Auditor’s independence are subject to the Audit Committee’s general pre-approval. The Policy prohibits certain non-audit services; non-audit services that are not prohibited under the Policy require specific pre-approval, and are permitted if they are routine and recurring services that would not impair the Auditor’s independence and are consistent with the Sarbanes-Oxley Act of 2002 and rules relating thereto.

The Audit Committee is not required to pre-approve de minimis fees relating to non-audit services to the Fund that were not recognized as non-audit services at the time of the Auditor’s engagement, and which are promptly brought to the Audit Committee’s attention and approved prior to the audit’s completion. “De Minimis” fees are those fees that are less than 5% of the total fees the Auditor receives in a fiscal year for its services to the Fund.

The percentage of services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

•	Audit-Related Fees: 100%
•	Tax Fees: N/A
•	All Other Fees: N/A

The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund was $0 for 2023 and $0 for 2022.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Shareholder Reports
The Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the SEC’s website (http://www.sec.gov).
Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund at Evanston Capital Management, LLC, c/o BNY Mellon Investment Servicing (U.S.) Inc., P.O. Box 9686, Providence, Rhode Island 02940-9686, or by calling the Fund at 1-877-356-6316.
Shareholder Proposals
The Fund is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund at the following address: Board of Trustees, Evanston Alternative Opportunities Fund, 1560 Sherman Avenue, Suite 960, Evanston, IL 60201. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board in certain circumstances.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS TO APPROVE THE NEW ADVISORY AGREEMENT, NEW SUB-ADVISORY AGREEMENT, AND TO ELECT  EACH OF DAVID B. BOON, DONALD J. HERREMA, CATHERINE A. ZAHARIS AND IAN MARTIN AS A TRUSTEE.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM. TO ENSURE THAT YOUR VOTE IS COUNTED, YOUR EXECUTED PROXY CARD MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON WEDNESDAY, MAY 13, 2024.

/s/ Kenneth A. Meister
Kenneth A. Meister,
President and Principal Executive Officer
Date: [_____], 2023

EXHIBIT A

INVESTMENT MANAGEMENT AGREEMENT
EVANSTON ALTERNATIVE OPPORTUNITIES FUND

AGREEMENT, made as of May 11, 2020 between Evanston Alternative Opportunities Fund, a Delaware statutory trust (the “Fund”) and Evanston Capital Management, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Fund desires to retain the Adviser so that it will render investment management services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to render such services and/or engage others to render such services to the Fund;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed by the parties as follows:

1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser and provide investment advisory services to such Fund, subject to the supervision of the Fund's Board of Trustees (the "Board"), for the period and on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2. Responsibilities of the Adviser.

(a) The Adviser, or an affiliate of the Adviser ("Adviser Affiliate"), to the extent permitted by applicable laws, rules and regulatory interpretations, hereby undertakes and agrees, upon the terms and conditions herein set forth, subject to the supervision of the Fund's Board, either directly or indirectly through one or more Subadvisers (as that term is defined in paragraph 4 below):

(i) to furnish continuously an investment program for the Fund. In this regard the Adviser will manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund; and

(ii) to act as the Fund’s true and lawful representative and attorney-in-fact, with full power of delegation (to any one or more permitted Subadvisers, as defined in paragraph 4 below), in the Fund’s name, place and stead, to make, execute, sign, acknowledge and deliver all subscription and other agreements, contracts and undertakings on behalf of the Fund as the Adviser may deem necessary or advisable for implementing the investment program of the Fund by purchasing, selling and redeeming its assets and placing orders for such purchases and sales.

(b) In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of the Fund's employees who are partners, managers, officers, or employees of the Adviser whose services may be involved, for the following expenses of the Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, and enforcing the Fund's rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, administrator, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing copies of the Registration Statement (including the prospectus) and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to holders of shares of the Fund (each, a “Shareholder”), and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders' meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; extraordinary expenses such as litigation expenses; and any other expenses reasonably considered an expense of the Fund or otherwise approved by the Fund’s Board as an expense of the Fund.

3. Use of Name. Upon receiving notice from the Adviser, the Fund will assist the Adviser to a reasonable extent in protecting the use and sublicensing of names or trademarks that the Adviser has the rights to use and sublicense.

4. Subadvisers. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services with respect to securities that the Adviser is obligated to render under this Agreement, including, subject to approval of the Fund's Board, a person or persons to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other related assets of the Fund (each, a "Subadviser"). Shareholder approval of the appointment of a Subadviser by the Adviser pursuant to this paragraph is required only to the extent required by applicable law, as may be modified by any exemptive order or other interpretation issued by the SEC or its staff.

5. Regulatory Compliance. In performing its duties hereunder, the Adviser (and any Subadvisers selected by the Adviser) shall in all material respects comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Board, and with the provisions of the Registration Statement.

6. Compensation.

(a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay the Adviser quarterly in arrears a fee, calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated). If the Adviser shall serve hereunder for less than the whole of any quarter, the fee hereunder shall be prorated according to the proportion that such period bears to the full quarter and shall be payable within 30 days after the end of the relevant quarter or the date of termination of this Agreement, as applicable. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the declaration of trust of the Fund, the Fund's valuation procedures, and its Registration Statement, each as amended from time to time. If the determination of the net asset value of the Fund has been suspended for a period including the end of any quarter when the Adviser's compensation is payable pursuant to this paragraph, then the Adviser's compensation payable with respect to such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter).

7. Portfolio Transactions.

(a) In executing transactions for the Fund and selecting brokers or dealers, the Adviser (either directly or through Subadvisers) shall place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Registration Statement and in accordance with any applicable legal requirements. Without limiting the foregoing, the Adviser (or a Subadviser) shall seek to obtain for the Fund the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to the appropriate policies and procedures approved by the Fund's Board, the Adviser (or the Subadviser) may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser (or the Subadviser) an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or the Subadviser) determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser's (or the Subadviser's) overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) of the Securities Exchange Act and the Fund's Board, the Adviser (or the Subadviser) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement with respect to the Fund or otherwise solely by reason of such action.

(b) To the extent applicable to the Fund and consistent with these standards, in accordance with Section 11(a) of the Securities Exchange Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or the Subadviser) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or the Subadviser) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or the Subadviser). Such allocation shall be in such amounts or proportions as the Adviser (or the Subadviser) shall determine consistent with the above standards, and, upon request, the Adviser (or the Subadviser) will report on said allocation regularly to the Fund's Board indicating the broker and dealers to which such allocations have been made and the basis therefor.

8. Proxy Voting. The Fund may delegate to the Adviser, subject to revocation at the discretion of its Board, the responsibility for voting proxies relating to the Fund's portfolio securities pursuant to written proxy voting policies and procedures established by the Adviser.

9. Reports. The Adviser (or the Subadviser) shall regularly report to the Fund's Board on the investment program of the Fund and the issuers and securities generally represented in the Fund's portfolio and will furnish the Board such periodic and special reports as the Trustees may reasonably request.

10. Not Exclusive. Nothing herein shall be construed as prohibiting the Adviser, Subadviser, or any director, officer, manager, employee, or affiliate thereof from providing investment management or advisory services to, or entering into investment management or advisory agreements with, other clients (including other registered investment companies), including clients which may from time to time purchase and/or sell securities of issuers in which the Fund invests, or from utilizing (in providing such services) information furnished to the Adviser by advisors and consultants to the Fund and others (including Subadvisers); provided however, that the Adviser will undertake no activities that, in its judgment, will materially and adversely affect the performance of its obligations under this Agreement.

11. Conflicts of Interest. Whenever the Fund and one or more other accounts or investment companies managed or advised by the Adviser or an Adviser Affiliate (or a Subadviser) have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Fund's Board and believed by the Adviser or Adviser Affiliate (or the Subadviser) to be equitable to each entity over time. Similarly, opportunities to sell securities shall be allocated in accordance with procedures approved by the Fund's Board and believed by the Adviser or Adviser Affiliate (or the Subadviser) to be equitable over time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that any partner, manager, or officer of, or persons employed by, the Adviser or an Adviser Affiliate (or a Subadviser), who may also be a partner, manager, or officer of, or person employed by, the Fund, to assist in the performance of the Adviser's (or the Subadviser's) duties hereunder will not devote his or her full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any Adviser Affiliate (or a Subadviser) to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund's Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent.

13. Liability. The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the Portfolio Funds, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement.
14. Indemnification.

(a) The Fund will indemnify the Adviser and any Adviser Affiliate, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund's Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund's Board, further provided that such counsel's determination be written and provided to the Board. A Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from a Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b) Notwithstanding any of the foregoing, the provisions of this Section 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 14 shall survive the termination or cancellation of this Agreement.

15. Term of Agreement; Termination. This Agreement shall remain in effect with respect to the Fund until May 11, 2022, and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund's Board who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. Any notice to a Fund or the Adviser shall be deemed given when received by the addressee.

16. Assignment. This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

17. Amendment. This Agreement may be amended only by the written agreement of the parties whose rights are affected by the amendment. Any amendment shall be required to be approved by the Fund's Board and by a majority of its independent Trustees in accordance with the provisions of Section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of Shareholders of the Fund as is required by the 1940 Act and the rules thereunder.

18. Conflicts of Laws. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

19. Management of Subsidiaries. If the Fund's Board determines that it is in the best interests of the Fund and its Shareholders to carry on all or part of the business of the Fund through one or more subsidiaries, the Board may cause the substantive terms of this Agreement to apply to the management of any such subsidiary or subsidiaries.

20. Fund Obligations. This Agreement is made by the Fund and executed on behalf of the Fund by an officer of the Fund, and the obligations created hereby are not binding on the Shareholders, Trustees, officers, employees, or agents, whether past, present, or future, of the Fund individually, but bind only the assets and property of the Fund.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

22. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

23. Supersedes Other Agreements. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Adviser.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EVANSTON ALTERNATIVE OPPORTUNITIES FUND

/s/ Kenneth A. Meister
Name: Kenneth A. Meister
Title: Principal Executive Officer

EVANSTON CAPITAL MANAGEMENT, LLC

/s/ Kenneth A. Meister
Name: Kenneth A. Meister
Title: President and COO

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
EVANSTON ALTERNATIVE OPPORTUNITIES FUND AND
NORTH SQUARE INVESTMENTS, LLC
THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [●] is entered into by and between Evanston Alternative Opportunities Fund, a Delaware statutory trust (the “Fund”), and North Square Investments, LLC, a Delaware limited liability company (the “Adviser”).
WITNESSETH:
WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and
WHEREAS, the Fund desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and
WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and
WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Fund pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1. APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Board”).
2. DUTIES OF THE ADVISER.
(a)     Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:
(i)	act as investment adviser for the Fund and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling
1

securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii)
develop and provide the investment program for the Fund, including determining what portion of the Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii)	arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund;

(iv)	monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v)	provide recommendations to the Board from time to time regarding the Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi)	provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii)	keep the Fund and Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and

(viii)	furnish the Fund and Board with such other documents and information as the Fund may from time to time reasonably request.

(b)     In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of the Fund that are not (1) provided by employees of, or other agents engaged by, the Fund or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:
(i)
Coordinating and supervising, together with the Fund’s administrator, all aspects of the Fund’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, counsel and other parties performing services or operational functions for the Fund, as well as

2

serving as the primary liaison between such service providers and the Board;

(ii)	providing office space, equipment, office supplies and other facilities, including for Board and Board committee meetings and records of the Fund;

(iii)
coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other materials for the Fund required to be filed under applicable law;

(iv)	overseeing and assisting in the preparation of all general or routine shareholder communications;

(v)
supervising and monitoring the pricing process, including calculating the Fund’s net asset value(s), assisting in the fair valuation of all assets of the Fund for which market quotations are not readily available or as otherwise required with the 1940 Act or the Fund’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi)	arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Fund;

(vii)
coordinating, preparing and distributing, as applicable, materials for Board and Board committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of this Agreement, any Sub-Advisory Agreement, and related agreements;

(viii)
overseeing and monitoring the Fund’s compliance with its policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix)	administering the Fund’s code of ethics and reporting to the Board on compliance therewith;

(x)	assisting, as relevant, the Fund in connection with regulatory examinations, inspections or investigations of the Fund;
3

(xi)	monitoring, budgeting, approving and arranging for payment of expenses of the Fund;

(xii)	monitoring Board compliance with personal trading guidelines;

(xiii)	overseeing the Fund’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the SEC as required by the 1940 Act;

(xiv)
assisting the Fund with its obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Fund so that it may be included in financial information certified by Fund officers in applicable filings;

(xv)	overseeing the maintenance of the Fund’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi)	overseeing the administration and implementation of the Fund’s privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii)	implementing and maintaining a business continuation and disaster recovery program for the Fund;

(xviii)
arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix)	maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx)	performing due diligence on the Fund’s third-party service providers and negotiating service agreements with those third-parties; and
4

(xxi)	providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3. SUB-ADVISERS AND SUB-CONTRACTORS.

(a)     The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b)     To the extent the Adviser delegates any of its duties under this Agreement with respect to the Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of the Fund. The Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more Sub-Advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities shall include:

(i)	Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii)	Assessment of the Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii)	Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv)	Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v)
Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of the Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-

5

Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi)
Analyzing, researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii)	Monitoring each Sub-Adviser’s voting of proxies with respect to the Fund’s portfolio holdings;

(viii)	Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4. REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:
(a)     shall, in all matters, give to the Fund and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the applicable provisions of the Agreement and Declaration of Trust and By-Laws, if any, of the Fund, as such documents may be amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its registration statement on Form N-2 in effect from time to time; and (v) compliance policies and procedures of the Fund as adopted by the Board;
(b)     will, with respect to the Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its
6

other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of the Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;
(c)     will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;
(d)     will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;
(e)     will supply such information to the Fund and permit such compliance inspections by the Fund as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and
(f)     will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.
5. REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:
(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c)     has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Fund; (ii) the By-Laws of the Fund, if any; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving the form of this Agreement; and

7

(iv) current copies of the Fund’s prospectus and statement of additional information. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Adviser maintaining copies of any such records, including the performance records of the Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.
8. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Adviser, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.
9. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.
10. EXPENSES. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)     The Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to

8

registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Fund’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) subject to the provisions of Section 12 hereof, any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b)     The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any Sub-Advisers.

11. COMPENSATION. The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee calculated at the annual rate of 1.00% of the aggregate value of the Fund’s outstanding shares determined as of the last calendar day of each month (before any repurchases and prior to the fee being calculated) paid quarterly in arrears. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.
9

12. LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a)     The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the underlying portfolio funds in which the Fund invests, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement.

(b)     The Fund will indemnify the Adviser, any affiliate of the Adviser, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(c)     Notwithstanding any of the foregoing, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal

10

securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 12 shall survive the termination or cancellation of this Agreement.

13. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.
14. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
15. AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.
16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.
17. USE OF THE NAME AND BRAND FOR THE FUND. The Adviser has consented to the use by the Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Fund to cease using “North
11

Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.
18. ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers, employees, agents or shareholders individually but are binding only upon the assets and property of the Fund.
19. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
20. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
[Remainder of this page is left blank intentionally]

12

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.
THE FUND:

EVANSTON ALTERNATIVE OPPORTUNITIES FUND

By:

Name:

Title:

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:

Name:

Title

EXHIBIT C

SUB-ADVISORY AGREEMENT BY AND BETWEEN
NORTH SQUARE INVESTMENTS, LLC AND
EVANSTON CAPITAL MANAGEMENT, LLC
THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of [●], is entered into by and between North Square Investments, LLC, a Delaware limited liability company, with its principal office and place of business at 10 S. La Salle Street, Suite 1925, Chicago, IL 60603 (the “Adviser”), and Evanston Capital Management, LLC, a Delaware limited liability company, with its principal office and place of business at 1560 Sherman Avenue, Suite 960, Evanston, IL 60201 (the “Sub-Adviser”).
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [●] (the “Advisory Agreement”) with Evanston Alternative Opportunities Fund, a Delaware statutory trust (the “Fund”); and
WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and
WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Fund (the “Board”), the Fund has retained the Adviser to act as the investment adviser for the Fund; and
WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and
WHEREAS, it is intended that the Fund be a third-party beneficiary under this Agreement; and
WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:
SECTION 1.	APPOINTMENT; DELIVERY OF DOCUMENTS

(a)
The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

1

(b)
In connection therewith, the Adviser has provided copies of the following to the Sub-Adviser: (i) the Fund’s Agreement and Declaration of Trust (the “Charter Documents”), (ii) the Fund’s current Prospectus and Statement of Additional Information (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Fund with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Fund, if any; and (iv) all applicable procedures adopted by the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)
The Sub-Adviser has delivered to the Adviser and the Fund (i) a copy of its Form ADV Part 2A as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) copies of its written compliance policies and procedures with respect to the services to be provided under this Agreement to the extent necessary to enable the Fund to comply with Rule 38a-1 under the 1940 Act (the “Compliance Policies”), including its proxy voting policies and procedures, which proxy voting policy and procedures are included in the Registration Statement. The Sub-Adviser shall promptly furnish the Adviser or the Fund with all amendments of and supplements to the foregoing at least annually.

SECTION 2.	DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Fund to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Fund, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.
SECTION 3.	DUTIES OF THE SUB-ADVISER

(a)
The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and, to the extent delegated to the Sub-Adviser by the Adviser, will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is

2

authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)
Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)
The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund’s investment holdings since the prior report, and will also keep the Board and the Adviser informed of material developments affecting the Fund and the Sub-Adviser. At such Board meetings, the Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board of which the Sub-Adviser has actual knowledge, as well as the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions applicable to the Fund.

(d)
The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Fund’s or Adviser’s behalf in any such respect.

(e)
The Sub-Adviser will report to the Board and the Adviser at the Board meeting after which any of the following occur: (i) any material changes to its Code or the Compliance Policies; (ii) to the extent permitted by applicable law or regulation, the commencement of a regulatory examination of the Sub-Adviser by any relevant regulatory authority and documentation describing the results of any such examination; (iii) an oral report of any formal review or periodic testing of its Code or the Compliance Policies; and (iv) any material compliance matter that relates to the services provided by the Sub-Adviser to the Fund including, but not limited to, any material violation of its Code or the Compliance Policies, or that could have a material adverse effect on the business or financial condition of the Sub-Adviser. On an annual basis, the Adviser will request the Sub-Adviser to report on its compliance with its Code and the Compliance Policies to the Adviser and to the Board and upon the written request of the Adviser or the Fund with reasonable advance

3

notice, the Sub-Adviser shall permit the Adviser and the Fund, or their respective representatives to examine the reports required to be made by the Sub-Adviser under the Code and the Compliance Policies to enable the Fund to comply with Rule 38a-1 under the 1940 Act. The Sub-Adviser will use commercially reasonable efforts to notify the Adviser and the Fund in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and , for changes in control, in any event prior to such change.

(f)
The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Fund pursuant to applicable law. To the extent required by law, the books and records pertaining to the Fund which are in possession of the Sub-Adviser shall be the property of the Fund. The Adviser and the Fund, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Fund, or their respective representatives. Notwithstanding the foregoing, the Sub-Adviser shall be permitted to retain copies of any such books and records as required by any law or regulation applicable to the Sub-Adviser.

(g)
The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)
The Sub-Adviser will provide the Fund’s custodian and fund accountant with, or provide access to, such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)
For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the Fund.

SECTION 4.	COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser one-half (½) of the net management fee the Adviser is paid by the Fund pursuant to the Advisory
4

Agreement, after deducting any management fee waiver necessary to meet any Fund expense caps (the “Investment Sub-advisory Fee”). Notwithstanding the foregoing, the Adviser agrees that, after December 31, 2025, the Sub-Adviser will not be subject to any management fee reduction resulting from a Fund expense cap, and that the Sub-Adviser may recoup the amount of the Investment Sub-advisory Fee which was reduced pursuant to an expense limitation agreement entered into after the effective date of this Agreement. The Investment Sub-advisory Fee shall be payable quarterly in arrears with payment to be made on or before the thirty-fifth day following the end of each quarter for services performed hereunder during the prior quarter. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to the Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Fund for the quarter.

(b)
During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any, as well as any borrowing costs or commitment fees related to such borrowing) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

SECTION 5.	LIABILITY; STANDARD OF CARE; INDEMNIFICATION

(a)
The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the underlying portfolio funds in which the Fund invests, and shall give the Adviser and the Fund the benefit of its best judgment and effort in rendering services hereunder. Neither the Sub-Adviser nor its partners, officers, managers, employees, affiliates, successors, or other legal representatives shall be subject to any liability for any act or omission, error of judgment, mistake of law, or for any loss suffered by the Fund or the Adviser, in the course of, connected with, or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard on the part of the Sub-Adviser of its obligations and duties under this Agreement.

(b)
The Sub-Adviser shall not be liable to the Adviser or the Fund for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board.

5

(c)
The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, epidemics or pandemics, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)
The parties hereto acknowledge and agree that the Fund is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Fund is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

(e)
The Adviser will indemnify the Sub-Adviser, any affiliate of the Sub-Adviser, and each of their partners, members, managers, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. The Adviser shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Sub-Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from the Adviser, that if one of the foregoing parties receives any such advance, the party will reimburse the Adviser for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(f)
Notwithstanding any of the foregoing, the provisions of this Section 5 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under

6

applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this Section 5 shall survive the termination or cancellation of this Agreement.

SECTION 6.	EFFECTIVENESS, DURATION AND TERMINATION

(a)
This Agreement shall become effective as of the date hereof; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Fund’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for the purpose of voting on such approval.

(b)
This Agreement shall remain in effect for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Fund’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for the purpose of voting on such approval.

(c)
This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on at least 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on at least 60 days’ written notice to the Fund. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.	ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.
SECTION 8.	REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:
(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;
7

(c)
It has met in all material respects, and will seek to continue to meet, in all material respects, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)
It will promptly notify the Adviser and the Fund of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9.	LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Fund and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the Adviser to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees or the shareholders of the Fund.
SECTION 10.	MISCELLANEOUS

(a)
No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Fund in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)
If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.
8

(h)
Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)
Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

[Remainder of this page is left blank intentionally]

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.
THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:

Name:

Title:

THE SUB-ADVISER:

EVANSTON CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

EXHIBIT D

Evanston Alternative Opportunities Fund

Audit Committee Charter

The Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Evanston Alternative Opportunities Fund (the "Fund") shall be composed entirely of trustees who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”).

Purposes

The purposes of the Committee shall be:

1.	to oversee generally accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers;

2.	to oversee generally the quality and objectivity of financial statements and the independent audit thereof; and

3.	to act as a liaison between the independent public accounting firm and the full Board.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

1.
to appoint, subject to ratification by the Board, an independent certified public accounting firm of the Fund (the "Auditor") for the purpose of preparing or issuing audit reports or related work; to determine compensation of the Auditor; and to oversee the work of the Auditor. The Auditor shall report directly to the Committee.

a.
As a condition of retaining the Auditor or continuing the engagement, the Committee shall require the Auditor to rotate the lead or coordinating audit partner for the Fund as required by applicable law.

b.
As a condition of retaining the Auditor or continuing the engagement, the Committee shall ascertain that the Fund's principal executive officer, principal financial officer or any person serving in equivalent positions was not employed by the Auditor and did not participate in any capacity on behalf of the Auditor in the audit of the Fund during the one-year preceding the date of initiation of the audit for which the Auditor is engaged.

1

c.
The Committee shall have the power to pre-approve the performance by the Auditor of audit-related services, including internal control-related services, where such services are reasonably related to the performance of the audit or review of the Fund's financial statements and/or the Fund's internal control over financial reporting that are traditionally performed by the Auditor.

d.
The Committee shall have the power to pre-approve the performance by the Auditor of any non-audit service, including tax services, for the Fund, if such service is not a prohibited service under Section 201 of the Sarbanes-Oxley Act of 2002, and such pre-approval shall be required before any such service may be performed for the Fund. The Committee shall timely advise the principal executive officer and principal financial officer of the Fund (or whoever is responsible for preparing and filing the Fund's reports under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as required by the 1940 Act) of the approval of such non-audit service and shall direct that such service be disclosed in such reports.

2.	to maintain a direct line of communication and meet with the Auditor to review at least annually:

a.	The scope of the annual audit, audit reports, and any special audits and audit reports.
b.	The personnel, staffing, qualifications and experience of the Auditor;
c.
The independence of the Auditor, including certification by the Auditor of its independence and assurances by the Auditor that it has not provided to the Fund any non-audit services that are prohibited by the Sarbanes-Oxley Act of 2002, including:

(1)	bookkeeping or other services related to the accounting records of financial statements of the Fund;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions or contribution-in -kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing;

(6)	management functions or human resources;

(7)	broker, dealer, investment adviser, or investment banking services;

(8)	legal services or expert services unrelated to audit; and

(9)	any other service that the Public Company Accounting Oversight Board determines is impermissible.
d.	The Auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or a summary of any inquiry
2

or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm relating to the Auditor's work for any investment company or investment adviser or any inquiry or investigation that could potentially impact the Auditor's ability to provide auditing services to the Fund, and any steps taken to deal with any such issues;

e.	The results of financial statement audits performed for the Fund by the Auditor and any financial information submitted by the Auditor;
f.
All material written and electronic communications between the officers of the Fund and officers of Evanston Capital Management, LLC (“Adviser”) and the Auditor, including (without limitation) any management letters submitted by the Auditor in connection with audits of financial statements of the Fund and the responses of the Fund's management;

g.	All recommendations and comments submitted to the Board of the Fund or the Committee by the Auditor, either written, electronic or verbal;

h.
All critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Fund, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor, changes in accounting and auditing procedures, principles, practices, standards and reporting and the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the Auditor;

i.	Determination of areas of substantial risk in accurate reporting of financial results and operations of the Fund;

j.	Any problems or difficulties encountered in the course of the audit of the Fund, and management's response;

k.	The qualifications of the principal financial officer of the Fund;

l.	Matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees; and

m.	Tax matters affecting the Fund, including:
(1)
Compliance with the provisions of the Internal Revenue Code of 1986 (the “Code”) and regulations, including annual reviews for the Fund concerning qualification as a regulated investment company under the Code, as applicable; and

(2)	Tax legislation and rulings.

3.	to consider and review the following matters:
a.	Reports from the Adviser's internal accounting staff, and the Committee shall from time to time meet with the Adviser's internal accounting staff to discuss the reports;
3

b.	Annual and semi-annual reports for the Fund, and the Committee shall from time to time meet with appropriate personnel of the Adviser's accounting staff for this purpose;

c.
Valuation of portfolio investments, including determinations of fair value or the procedures for the determination of fair value of any such investments that do not have readily ascertainable market values, as presented to or considered by the Adviser’s Valuation Committee or by the entire Board or otherwise;

d.	Compensation of legal counsel to the Fund and legal counsel to the Independent Trustees of the Fund, if any;

e.	The Fund’s legal and regulatory compliance policies and programs, including their code of ethics and internal controls;

f.	Related reports received from regulators or others;

g.	The Fund’s compliance with applicable laws and regulations, including the 1940 Act and the rules thereunder, and compliance with the requirements of Subchapter M of the Code; and

h.	Any other matters referred to it by the Board or the Fund’s principal executive officer.

4.	to evaluate and make recommendations regarding the compensation and expenses paid and other benefits provided by the Fund to the independent and interested Board members;

5.	to select and nominate for approval by the Board nominees for new independent Board members;

6.	to render reports to the Board with respect to the results of its reviews and its recommendations, if any;

7.
to establish fund governance policies and practices, including consideration of legal requirements and "best practices" recommended or adopted by investment company trade associations, auditing firms or other professional organizations, relating to audits, accounting or financial statements;

8.
to receive and review reports to be provided by the Adviser, or the Adviser's affiliates, legal counsel, and/or auditor, disclosing in a timely manner any material financial impairment, material accounting irregularities, material adverse litigation or regulatory proceeding or investigation, or material adverse public relations matter that relate to audits, accounting or financial statements;

9.
to meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings. The Committee may request reports and other information from the Adviser and the Fund’s distributor and transfer agent and may request officers and personnel of such entities to meet with the Committee from time to time on matters relating to audits, accounting or financial statements. The Committee shall periodically meet, assisted at its discretion by outside legal counsel or other advisors, alone and outside the presence of personnel of such entities, and separately with the Auditor or with the Adviser’s internal accounting staff. The Committee may employ and meet with any experts and other persons as it deems necessary to perform its functions. The Committee shall keep minutes and records of its meetings and shall report to the Board;

10.	to establish procedures to determine whether any of its members is a "financial expert" (as defined by
4

the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002), and shall timely advise the Fund’s principal executive officer and principal financial officer (or whoever shall be responsible for preparing and filing the Fund's periodic reports under the 1934 Act and the 1940 Act) whether (and, if not, the reason therefor) the Committee is comprised of at least one member who is a "financial expert;"

11.
to have the authority to engage independent legal counsel (which may, if applicable, be the same counsel as counsel to the independent Trustees) and such other advisers as it deems necessary to carry out its duties;

12.	to evaluate and make recommendations to the Board regarding any retirement plan, deferred compensation plan and other benefits provided by the Fund to independent and interested Board members;

13.
to review this Charter and its own performance annually and recommend to the Board any changes to the Charter that the Committee deems appropriate. This Charter may be amended or modified from time to time by the Board of the Fund;

14.	to investigate improprieties or suspected improprieties in operations of the Fund;

15.	to establish procedures to receive and address complaints received by the Fund regarding accounting, internal accounting controls or auditing matters;

16.
to establish procedures to receive confidential, anonymous concerns from employees regarding questionable accounting or auditing matters, including a telephone number that will permit complaints to be made to an independent party;

17.	to prepare any reports required by the Securities and Exchange Commission or any other regulatory authority;

18.	to consider any other matters brought to the Committee's attention that are within the scope of its purposes and responsibilities; and

19.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Adviser or the Auditor. The function of the Committee shall be oversight, and it shall be the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the Auditor’s responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law.
5

Meetings of the Committee

The Committee shall meet on a regular basis and be empowered to hold special meetings as circumstances require.
Meetings with Officers and Auditor

The Committee shall regularly meet with such officers of the Fund that it deems appropriate and shall seek to meet with the Adviser’s internal accounting staff as circumstances warrant.
Review

The Committee shall review this Charter annually and recommend to the Board any changes to the Charter that the Committee deems appropriate. This Charter may be amended or modified from time to time by the Board.

Effective Date as to the Fund: February 12, 2014 and as revised May 22, 2017 and May 23, 2023

6

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26918-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except*
3. Election of Trustees	☐	☐	☐

Nominees:

01) David B. Boon
02) Donald J. Herrema
03) Catherine A. Zaharis
04) Ian Martin

*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Fund. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

V26919-TBD

EVANSTON ALTERNATIVE OPPORTUNITIES FUND
SPECIAL MEETING OF SHAREHOLDERS
MARCH 14, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Evanston Alternative Opportunities Fund (the "Fund") hereby appoints Kenneth A. Meister, Melanie Lorenzo and Scott Zimmerman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on January 2, 2024 at a Special Meeting of Shareholders to be held at the Fund's principal office located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201 on Thursday, March 14, 2024 at 10:00 A.M., Central Time or at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE